SECOND MODIFYING AGREEMENT TO MINING EXPLOITATION AND EXPLORATION CONTRACTS AND SALES PURCHASE CONTRACT WITH DOMINION RETENTION OF RIGHTS CONFERRED BY MINING CONCESSIONS SUBSCRIBED ON MARCH 27TH 2006, CELEBRATED BY A) ING. ISIDRO HERNÁNDEZ POMPA REPRESENTING CRESENCIO ENRIQUE ARMENTA, JOSÉ SOCORRO LÓPEZ QUIÑONES, MARIO HUMBERTO AYUB TOUCHÉ, MARÍA MATILDE CAUDILLO PEREA, ANTONIO FIGUEROA LÓPEZ, LEONEL VALENZUELA CLEMENS, EMILIANO GRANILLO PARRA, JULIO GRAF ROUNTREE AND BALDOMERO BALDERRAMA GRAJEDA (THE “CONCESSIONAIRES”), AND B) COPORACIÓN MINERA AMERMIN, S.A. DE C.V., REPRESENTED BY ING. RAMIRO TREVIZO LEDEZMA IN HIS PERSONALITY AS SOLE ADMINISTRATOR (THE “PURCHASER”), JOINTLY NAMED AS THE “PARTIES”, IN ACCORDANCE TO THE FOLLOWING PREVIOUS RECORDS, DECLARATIONS AND CLAUSES.

PREVIOUS RECORDS

I.

On 27th March 2006 PARTIES subscribed a Sales-Purchase Contract with

dominion retention of the rights conferred by the Mining Concession (the   “CONTRACT”), by virtue of which, among other terms and obligations, the   PURCHASER (named in the mentioned contract as the (“EXPLORER”),   committed itself to pay in favor of the CONCESSIONAIRES for the purchase   of the title holdings of the mining concessions object of same, the amount of   $6’000,000.00 Dollars (Six million Dollars 00/100 in United States of   America Currency), plus the corresponding Added Value Tax, that is, an amount   total of $6’900,000.00 (Six million nine hundred thousand Dollars 00/100 in   United States of America Currency), as per a schedule of partial payments   described in the Second Clause, numeral 5, of the CONTRACT.

II.

As well, on the 4th April 2007, PARTIES subscribed a Modifying Agreement to   the CONTRACT by virtue of which it was agreed to modify the Second Clause   and thus modifying consequently the amount of the counterclaim as well as the   schedule of partial payments of same (the “AGREEMENT”). Ordinary copy of   said instrument is annexed to this instrument as an integral part of same as   Attachment I, and same that also includes a simple copy of the CONTRACT;

III.

In previous days, because it is convenient to the interest of both PARTIES,

same have held conversations with the purpose of once more modifying the   mentioned price, as well as the schedule of partial payments mentioned, and;

IV.

As of the above, PARTIES decided to subscribe this instrument with the

purpose of committing themselves to the terms and conditions contained in the   following clauses.

DECLARATIONS

Second Modifying Agreement to Sales-Purchase Contract with Dominion Retention subscribed between Isidro Hernández Pompa representing several Concessionaires and Corporación Amermin, S.A. de C.V. on the 27th March 2006

I.

The CONCESSIONAIRES declare through their legal representative and under oath of stating the truth, that:

1.

To be endowed with the necessary and sufficient capacity to subscribe this

present contract as they are the title holders of the rights granted by the mining   concessions described in the CONTRACT;

2.

That their representative is endowed with power of attorney, mandates and the

necessary and sufficient faculties to subscribe this instrument as has been written   down in the CONTRACT, and;

3.

It is their free will to subscribe this present contract with the purpose of

modifying the obligations and rights contained in the CONTRACT and  in the   AGREEMENT in common accord with the PURCHASER.

II

The PURCHASER declares through its legal representative and under oath of stating the truth, that;.

1.

To be endowed with the necessary and sufficient capacity to subscribe this present contract as has been recognized in the CONTRACT:

2.

Its representative is endowed with power of attorney, mandates and the

necessary and sufficient faculties to subscribe this instrument as has been written   down in the CONTRACT, and;

3.

It is the will of its Administrations Board to subscribe this present contract with

the purpose of modifying the obligations and rights set in in the CONTRACT   and in the AGREEMENT in common accord with the  CONCESSIONAIRES.

III.

Both PARTIES declare through their respective legal representatives and under

oath of stating the truth, that they mutually acknowledge their counterpart’s   personality, and grant their consent in good faith, free of any guile, error or   violence with the intention of subjecting themselves to the following

CLAUSES

OBJECT. MODIFICATION:  By virtue of the subscription of this present contract PARTIES agree to modify and consider effective as of this date the First and Second Clauses of the CONTRACT as well as of the AGREEMENT in their relevant part, as indicated following:

EXPLORATION CONTRACT

FIRST. THE CONCESSIONAIRE, (…)

Second Modifying Agreement to Sales-Purchase Contract with Dominion Retention subscribed between Isidro Hernández Pompa representing several Concessionaires and Corporación Amermin, S.A. de C.V. on the 27th March 2006

1.

The exclusive right to explore and exploit the LOTS will begin as of the date of

subscription of this present document by both parties and will remain in effect   until de 1st April 2012, time commitment that will be obligatory for the   CONCESSIONAIRE and voluntary for the EXPLORER and reason why this   latter may cancel his right at any moment through written notice addressed to the   CONCESSIONAIRE, without any additional obligation excepting for those   mining rights and other obligations corresponding to him by virtue of this   instrument but proportionally to the date of cancellation.

2.

The exploration (…).

3.

The EXPLORER (…).

4.

The CONCESSIONAIRE (…).

5.

As counter benefit (…).

6.

Of course (…).

7.

In the execution of the exploration (…).

8.

As previously stated (…).

SALES-PURCHASE WITH DOMINION RETENTION OF THE RIGHTS CONFERRED BY MINING CONCESSIONS

SECOND. The CONCESSIONAIRE, (…):

1.

The term within which the EXPLORER, in accordance to legal dispositions, can   make total payment and be able to exercise, at any moment, the right the   CONCESSIONAIRE is obliged to transfer to him the RIGHTS conferred by the     Mining Concession Titles object of this instrument, is between the 27th March   2006 and the 1st April 2012.

2.

In the event that (…)

3.

The CONCESSIONAIRE (…)

4.

The EXPLORER (…)

5.

For The purchase of the Title Holding o the Mining Concessions of this Contract   and surrender of the exploitation rights, the EXPLORER will pay to the   CONCESSIONAIRE the amount of $2’150,000.00 Dollars (Two million one   hundred and fifty thousand 00/100 in United States of America currency), plus   the  corresponding Added Value Tax, an amount total of $2’472,500.00 Dollars   (Two million four hundred and seventy two thousand and five hundred   Dollars 00/100 in United States currency), and in the amounts that farther on

Second Modifying Agreement to Sales-Purchase Contract with Dominion Retention subscribed between Isidro Hernández Pompa representing several Concessionaires and Corporación Amermin, S.A. de C.V. on the 27th March 2006

are indicated and within the time schedule expressed, and subject to the conditions stated in this numeral;

a.

On the 4th April 2007, the amount of $150,000.00 Dollars (One hundred fifty

thousand Dollars 00/100 in United States currency), plus the corresponding   Added Value Tax, an amount total of $172,500.00 Dollars (One hundred and    seventy two thousand and five hundred Dollars in United States currency),   as counter benefit for the transfer of dominion of the RIGHTS conferred by the   Mining Concession Titles as of the date stated in the following paragraph;

b.

On the 1st July 2007, the amount of $100,000.00 Dollars (One hundred thousand   Dollars 00/100 in United States currency), plus the corresponding Added Value   Tax, an amount total of $115,000.00 Dollars (One hundred and fifteen   thousand Dollars 00/100 in United States currency), as counter benefit for the   transfer of dominion of the RIGHTS conferred by the Mining Concession Titles   as of the date stated in the following paragraph;

c.

On the 1st January 2008 the amount of $150,000.00 Dollars (One hundred fifty

thousand Dollars 00/100 in United States currency), plus the corresponding   Added Value Tax, an amount total of $172,500.00 Dollars (One hundred and    seventy two thousand and five hundred Dollars in United States currency),   as counter benefit for the transfer of dominion of the RIGHTS conferred by the   Mining Concession Titles as of the date stated in the following paragraph;

d.

On the 1st July 2009 the amount of $150,000.00 Dollars (One hundred fifty

thousand Dollars 00/100 in United States currency), plus the corresponding   Added Value Tax, an amount total of $172,500.00 Dollars (One hundred   seventy two thousand and five hundred Dollars in United States currency),   as counter benefit for the transfer of dominion of the RIGHTS conferred by the   Mining Concession Titles as of the date stated in the following paragraph;

e.

On the 1st January 2010 the amount of $150,000.00 Dollars (One hundred fifty

thousand Dollars 00/100 in United States currency), plus the corresponding   Added Value Tax, an amount total of $172,500.00 Dollars (One hundred and    seventy two thousand and five hundred Dollars in United States currency),   as counter benefit for the transfer of dominion of the RIGHTS conferred by the   Mining Concession Titles as of the date stated in the following paragraph;

f.

On the 1st July 2010 the amount of $200,000.00 Dollars (Two hundred thousand   Dollars 00/100 in United States currency), plus the corresponding Added Value   Tax, an amount total of $230,000.00 Dollars (Two hundred and thirty   thousand Dollars 00/100 in United States currency) as counter benefit for the   transfer of dominion of the RIGHTS conferred by the Mining Concession Titles   as of the date stated in the following paragraph;

g.

On the 1st January 2011 the amount of $250,000.00 dollars (Two hundred fifty

thousand Dollars 00/100 in United States of America currency), plus the   corresponding Added Value Tax, an amount total of $287,500.00 Dollars (Two   hundred and eighty seven thousand and five hundred Dollars 00/100 in   United States of America currency), as counter benefit for the transfer of d

Second Modifying Agreement to Sales-Purchase Contract with Dominion Retention subscribed between Isidro Hernández Pompa representing several Concessionaires and Corporación Amermin, S.A. de C.V. on the 27th March 2006

ominion of the RIGHTS conferred by the Mining Concession Titles as of the

date stated in   the following paragraph;

h.

On the 1st July 2011, the amount of $350,000.00 Dollars (Three hundred fifty

thousand Dollars in United States currency), plus the corresponding Added   Value Tax, an amount total of $402,500.00 Dollars (Four hundred and two   thousand and five hundred Dollars 00/100 in United States of America   currency), as   counter benefit for the transfer of dominion of the RIGHTS   conferred by the Mining Concession Titles as of the date stated in the   following paragraph;

i.

On the 1st April 2012, the remaining balance, an amount fixed at $650,000.00

Dollars ($Six hundred fifty thousand Dollars 00/100 in United States currency),   plus the corresponding Added Value Tax, a payable amount total of   $747,500.00 Dollars (Seven hundred and forty seven thousand and five   hundred Dollars 00/100 in United States of America currency), as counter   benefit for the transfer of dominion of the RIGHTS conferred by the Mining   Concession Titles.

The CONCESSIONAIRE grants a time of grace of 30 (thirty) additional natural days as of the date in which payments come due.

6.

It is expressly (…).

SECOND. SUBSISTENCE OF CONTRACT: PARTIES expressly agree that the subscription of this present contract will in no manner affect the validity of the CONTRACT and of the AGREEMENT, except by the modification adopted in accordance with the foregoing article and will continue to be subject to the compliance of the terms and conditions contained in same, accordingly.

THIRD. CONFIDENTIALITY: PARTIES commit expressly themselves to keep the totality of past, present and future information related to this document in a confidential character and extending the same responsibility to whom it may be revealed to either individually or corporatively.

The PARTY recipient of confidential information must limit access to same to its representatives or employees who, under a reasonable or justified cause, should request access to it. In such cases, PARTIES must extend and oblige before stated responsibility of confidentiality to the people it should reveal the information to.

For purposes of this present clause, the following will not be considered confidential information: 1. Information legitimately known and obtained by the recipient PARTY previously to the subscription of this agreement; 2. Information that may be to date or in the future considered as public domain, if and ever such consideration does not derive from the non compliance by any of the PARTIES of the stipulations set in in this clause; 3. Information that must be revealed per law or from an administrative mandate by any competent authority, including those in charge of the principles of transparency in the Stock Exchange media, both in the United States of Mexico and abroad.

Second Modifying Agreement to Sales-Purchase Contract with Dominion Retention subscribed between Isidro Hernández Pompa representing several Concessionaires and Corporación Amermin, S.A. de C.V. on the 27th March 2006

PARTIES agree that the duration of the obligations obliged to by virtue of this present clause will subsist indefinitely, even after the termination of this present instrument.

In the event of non compliance, PARTIES expressly withhold to themselves the actions that, per law, correspond to them, administrative as judicial, in order to claim indemnity for harm and damages incurred in, as well as the enforcement of sanctions that may be called for.

FOURTH. TOTALITY OF THE CONTRACT:   PARTIES accept that this present agreement, including the CONTRACT and the AGREEMENT, attached and an integral part of same, contain the totality of the agreements between them regarding its object and leaving without effect and cancelling as well the whole of agreements, information, negotiations, correspondence, engagements and communications carried out previously between them, either in writing or verbally related.

FIFTH. MODIFICATIONS: The terms and conditions of this present instrument can only be modified by virtue of the subscription of modifying agreements between the PARTIES. To such agreements must be annexed ordinary copy of this agreement and its attachments and seeking a complete interpretation of the terms and conditions that both PARTIES might have agreed to.

SIXTH. APPLICABLELAW:  This present instrument will abide and will be interpreted in accordance to the applicable and current legal dispositions of the United States of Mexico, among which are included the Mining Law, its Ruling and the Federal Civil Code.

SEVENTH. JURISDICTION: In the event that any controversies may arise related to the validity, intention, interpretation, execution or compliance of this agreement, PARTIES, commit themselves expressly to submit same before the competent Courts of Law of the Morelos Judicial District in the City of Chihuahua, State of Chihuahua, and renouncing as of this moment to any privilege that might correspond to them by reason of their domiciles present or future, or by any other circumstance.

BOTH PARTIES IN THE KNOWLEDGE OF THE CONTENT AND LEGAL REACH OF THIS PRESENT INSTRUMENT, SIGN IT IN AGREEMENT IN DUPLICATE IN EACH OF ITS PAGES AND FOR SUCH PURPOSE BEING REUNITED IN THE CITY OF CHIHUAHUA, STATE OF CHIHUAHUA, ON THE THIRTY FIRST OF JANUARY OF THE YEAR TWO THOUSAND AND EIGHT.

The CONCESSIONAIRES

The PURCHASER

/s/ Isidro Hernandez Pompa

/s/ Ramiro Trevizo Ledezma

Represented in this act by:

CORPORACIÓN

 ING. ISIDRO HERNÁNDEZ POMPA

AMERMIN, S.A. DE C.V.

Represented in this act by:

ING. RAMIRO TREVIZO LEDEZMA

Second Modifying Agreement to Sales-Purchase Contract with Dominion Retention subscribed between Isidro Hernández Pompa representing several Concessionaires and Corporación Amermin, S.A. de C.V. on the 27th March 2006

Attachment I

ORDINARY COPY OF THE AGREEMENT, SAME THAT INCLUDES ORDINARY COPY OF THE CONTRACT.

Second Modifying Agreement to Sales-Purchase Contract with Dominion Retention subscribed between Isidro Hernández Pompa representing several Concessionaires and Corporación Amermin, S.A. de C.V. on the 27th March 2006